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                                                                 EXHIBIT 10.11


                   LETTER OF CREDIT REIMBURSEMENT AGREEMENT


          This Letter of Credit Reimbursement Agreement (the "Agreement") dated as of February 1, 1996 is by and between GIANT GROUP, LTD., a Delaware corporation ("GIANT"), and Rally's Hamburgers, Inc., a Delaware corporation ("Rally's").

                                   Recital

          WHEREAS, GIANT has agreed to provide letters of credit (the "Letters of Credit") for the benefit of Rally's in the approximate amount of $795,000. The Letters of Credit will replace letters of credit provided by Rally's as security for certain workers' compensation and other claims.

                                  Agreement

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

          1. Rally's shall, upon demand, reimburse GIANT for all costs and expenses incurred by GIANT in connection with providing and maintaining the Letters of Credit.

          2. In the event that a draw shall be made upon the Letters of Credit, Rally's shall, upon demand, reimburse GIANT for all amounts drawn under the Letters of Credit.

          3. Any notice or other communication required or permitted hereunder shall be in writing and shall be either delivered in person or sent by commercial courier service or United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

               If to GIANT:    GIANT GROUP, LTD.
                               150 El Camino Drive, Suite 303
                               Beverly Hills, California 90212
                               Attn: Ms. Cathy Wood

               If to Rally's:  Rally's Hamburgers, Inc.
                               10002 Shelbyville Road, Suite 150
                               Louisville, Kentucky 40223
                               Attn: Mr. Michael E. Foss

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid. If personally delivered, such notices or other communications shall be deemed delivered upon delivery. If sent by commercial courier service or United States mail, registered or certified mail, postage prepaid, return receipt







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requested, such notices or other communications shall be deemed delivered upon delivery or refusal to accept delivery as indicated on the return receipt.

          4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict of laws principles.

          6. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall comprise one and the same instrument.

          7. The parties hereto agree to take such further actions and execute such further instruments as may be reasonably necessary in connection with the consummation of the transactions contemplated hereby.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         RALLY'S HAMBURGERS, INC.
                                         a Delaware corporation

                                         By:    MICHAEL E. FOSS
                                            ____________________________

                                            Name:  Michael E. Foss
                                                 _______________________

                                            Title:    SVP & CFO
                                                  ______________________



                                         GIANT GROUP, LTD.,
                                         a Delaware corporation

                                         By:       CATHY L. WOOD
                                            ____________________________

                                            Name:    Cathy L. Wood
                                                 _______________________

                                            Title:       CFO
                                                  ______________________



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